MEC                                               Magna Entertainment Corp.

                                                  337 Magna  Drive
                                                  Aurora, Ontario
                                                  Canada  L4G 7K1
                                                  Tel (905) 726-2462
                                                  Fax (905) 726-7172

                                  EXHIBIT 99


                                 PRESS RELEASE

                           MAGNA ENTERTAINMENT CORP.
                   ANNOUNCES SIGNIFICANTLY IMPROVED RESULTS
                          FOR THE FIRST QUARTER 2001


May 2, 2001, Aurora, Ontario, Canada......Magna Entertainment Corp. (NASDAQ:
MIEC; TSE: MIE.A, MEH) today reported its financial results for the first quarter ended March 31, 2001.

              -----------------------------------------   ------------------------------------------
                                                                   Three Months Ended/(1)/
                                                                         March 31,
                                                                2001                   2000
                                                                ----                   ----
              Revenue /(2)/                                   $ 244,526              $ 186,468

              Earnings Before Interest, Taxes,
              Depreciation and Amortization (EBITDA)          $  44,622              $  26,434

              Net Income                                      $  22,468              $  11,980

              Diluted earnings per share                      $    0.28              $    0.15

              -----------------------------------------   ---------------------- -------------------

               (1) All amounts are reported in thousands of U.S. dollars, except per share figures.
               (2) Effective October 1, 2000, the Company changed its method of accounting for revenue recognition. The change in accounting presentation has been retroactively applied.

Jim McAlpine, President and Chief Executive Officer of the Company, said that "the improvement in MEC's performance in the first quarter of 2001 is a solid endorsement of our consolidation strategy. EBITDA from racetrack operations grew by 24%. We expect to see continued improvement in operating and financial performance in the remainder of 2001, compared to the prior year, as we achieve greater economies of scale, realize the value of improved distribution of our simulcast signals and benefit from the sale of non-core real estate".

The Company's horse racetrack business is seasonal in nature. Generally, the Company's horse racetrack revenues are greater in the first quarter of the calendar year because three of the Company's premier racetracks, Santa Anita Park, Gulfstream Park and Golden Gate Fields run live meets principally during the first quarter of the year. This seasonality can be expected to cause significant quarterly fluctuations in revenue, earnings and diluted earnings per share. This will change as the full impact of our acquisition strategy is realized. Accordingly, the seasonal fluctuations are expected to decrease as our operations mature.

Revenue for the first quarter ended March 31, 2001 increased 31% to $244.5 million, EBITDA increased 69% to $44.6 million, net income increased 88% to $22.5 million and diluted earnings per share were $0.28, representing an increase of 87%.

The financial results for the first quarter of 2001 reflect the full quarter's operations for all of the Company's racetracks and related operations other than the businesses acquired from Ladbroke on April 5, 2001. Revenues from racetrack operations increased 18% to $214.9 million and EBITDA increased 24% to $33.7 million. The comparative results include only one month of operations of Great Lakes Downs, which was purchased in late February 2000 and do not reflect the operations of Bay Meadows Racecourse as it was purchased in November 2000.

In line with previous expectations, the sale of non-core real estate holdings continued in the first quarter of 2001. Sales aggregating $26.2 million resulted in EBITDA of $12.1 million. There were no real estate sales in the first quarter of 2000. The Company expects further sales of non-core real estate throughout the remainder of 2001.

During the first quarter of 2001, cash generated from operations before changes in non-cash working capital was $13.0 million. Total investment activities generated net cash of $2.4 million principally from $6.8 million cash proceeds on the sale of real estate less real estate property and fixed asset additions of $4.2 million. Also, bank indebtedness of $7.6 million was repaid and long-term debt increased by $9.9 million during the quarter.

During the balance of fiscal 2001, the Company will continue to focus on earnings growth through the implementation, throughout its operations, of best practices, common systems, utilization of its corporate purchasing power to reduce costs, improved production and distribution of its simulcast program, the additions of Bay Meadows and the strategic businesses acquired from Ladbroke, and the sale of non-core real estate holdings. These activities have already begun to take effect and will pick up momentum as we move through 2001.

The Company, one of the largest operators of premier horse racetracks in the United States, acquires, develops and operates horse racetracks and related pari-mutuel wagering operations. These racetracks include Santa Anita Park, Golden Gate Fields and Bay Meadows Racecourse in California, Gulfstream Park in Florida, Remington Park in Oklahoma, Thistledown in Ohio, Great Lakes Downs in Michigan and The Meadows in Pennsylvania. As a complement to its existing business, the Company is exploring further development of its electronic media wagering operations, including interactive television, expanded telephone account and Internet-based wagering, as well as real estate projects on the land surrounding certain of its racetracks.

The Company will hold a conference call to discuss the first quarter results on Thursday, May 3, 2001 at 9:00 a.m. New York time. The number to use for this call is 1-888-434-1242. Please call 10 minutes prior to the conference call. The overseas number to call is 1-416-620-2415. The conference call will be chaired by Jim McAlpine, President and Chief Executive Officer.

This press release contains various "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). The Act provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act. The reader is cautioned that these statements represent our judgment concerning the future and are subject to risks and uncertainties that could cause our actual operating results and financial condition to differ materially. Forward-looking statements are typically identified by the use of terms such as "may," "will," "expect," "anticipate," "estimate," and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: the impact of competition from operators of other racetracks and from other forms of gaming (including Internet and on-line wagering); a substantial change in law or regulations affecting our gaming activities; a substantial change in allocation of live racing days; our continued ability to effectively compete for the country's top horses and trainers necessary to field high-quality horse racing; our continued ability to complete expansion projects designed to generate new revenues and attract new patrons; our ability to sell some of our real estate when we need to or at a price we want; the impact of inclement weather; and our ability to integrate recent racetrack acquisitions.

For more information contact:

Graham Orr
Executive Vice President
& Chief Financial Officer
Magna Entertainment Corp.
337 Magna Drive
Aurora, ON L4G 7K1
Tel: 905-726-7099

MAGNA ENTERTAINMENT CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
--------------------------------------------------------------------------------
[Unaudited]
[U.S. dollars in thousands,
 except per share figures]
--------------------------------------------------------------------------------

                                                                             Three months ended

                                                                       March 31,      March 31,
                                                                            2001           2000
---------------------------------------------------------------  --------------  --------------
                                                                                     (restated,
                                                                                    see note 2)
Revenue
Racetrack                                                               192,326         164,810
  Gross wagering                                                         22,589          17,958
  Non-wagering
Real estate
  Sale of real estate                                                    26,151               -
  Rental and other                                                        3,460           3,700
---------------------------------------------------------------  --------------  --------------
                                                                        244,526         186,468
---------------------------------------------------------------  --------------  --------------
Costs and expenses
Racetrack

  Purses, awards and other                                              122,232         105,726
  Operating costs                                                        50,976          46,509
  General and administrative                                              7,962           3,318
Real estate
  Cost of real estate sold                                               14,093               -
  Operating costs                                                         2,688           2,971
  General and administrative                                                245             239
Predevelopment and other costs                                            1,708           1,271
Depreciation and amortization                                             5,354           5,267
Interest expense                                                          2,197             738
Interest income                                                            (797)           (729)
---------------------------------------------------------------  --------------  --------------
                                                                        206,658         165,310
---------------------------------------------------------------  --------------  --------------
Income before income taxes                                               37,868          21,158
Income tax provision                                                     15,400           9,178
---------------------------------------------------------------  --------------  --------------
Net income                                                               22,468          11,980
Other comprehensive loss:
  Foreign currency translation adjustment                                 8,854           4,850
---------------------------------------------------------------  --------------  --------------
Comprehensive income                                                     13,614           7,130
===============================================================  ==============  ==============

Earnings per share of Class A Subordinate Voting
  Stock, Class B Stock or Exchangeable Share:
      Basic                                                      $         0.28  $         0.15
      Diluted                                                    $         0.28  $         0.15
===============================================================  ==============  ==============

Average number of shares of Class A Subordinate Voting
  Stock, Class B Stock and Exchangeable
  Shares outstanding during the period [in thousands]:
      Basic                                                              80,472          80,289
      Diluted                                                            80,472          80,289
===============================================================  ==============  ==============

Notes:
------

1. In the opinion of management, the unaudited interim consolidated financial statements reflect all adjustments, which consist only of normal and recurring adjustments, necessary to present fairly the financial position at March 31, 2001 and the results of operations and cash flows for the three month period ended March 31, 2001.

2. Effective October 1, 2000, the Company changed its method of accounting for revenue recognition in accordance with Staff Accounting Bulletin (SAB) No. 101, Revenue Recognition in Financial Statements and guidance provided by EITF 99-19 Recording Revenue Gross as a Principal versus Net as an Agent. Previously the Company recorded its wagering revenue net of "purses, stakes and awards" and "pari-mutuel wagering taxes". Under the new accounting method adopted during the fourth quarter of 2000, the Company now recognizes revenue gross of "purses, stakes and awards" and "pari-mutuel wagering taxes". The costs relating to these amounts are shown as "Purses, awards and other" in the accompanying income statement. In accordance with SAB 101 guidance, all prior period income statements have been retroactively reclassified to comply with the new accounting method.

3. The following table presents the number of Class A Subordinate Voting Stock, Class B Stock and Exchangeable Shares outstanding at March 31, 2001 (in thousands):

         Class A Subordinate Voting Stock            14,272
         Class B Stock                               58,466
         Exchangeable Shares                          7,736
                                                     ------
                                                     80,474
                                                     ======

4. The Company's segmented results of operations are as follows (in thousands):

                        Three months ended March 31, 2001
                                                            Racetrack   Real Estate
                                                           Operations   Operations        Total
-------------------------------------------------------------------------------------------------
Revenue                                                  $ 214,915      $  29,611     $ 244,526
-------------------------------------------------------------------------------------------------

Income before income taxes                               $  25,875      $  11,993     $  37,868
-------------------------------------------------------------------------------------------------

Real estate properties and fixed asset
   net additions (disposals)                             $   1,820      $ (11,709)    $  (9,889)
-------------------------------------------------------------------------------------------------

                        Three months ended March 31, 2000
                                                            Racetrack   Real Estate
                                                           Operations   Operations        Total
-------------------------------------------------------------------------------------------------
Revenue                                                  $ 182,768      $   3,700     $ 186,468
-------------------------------------------------------------------------------------------------

Income (loss) before income taxes                        $  21,499      $    (341)    $  21,158
-------------------------------------------------------------------------------------------------

Real estate properties and fixed asset
   net additions                                         $   1,564      $     822     $   2,386
-------------------------------------------------------------------------------------------------

MAGNA ENTERTAINMENT CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

[Unaudited]
[U.S. dollars in thousands]
----------------------------------------------------------------------------------------------------------------------------
                                                                                               March 31,       December 31,
                                                                                                    2001               2000
----------------------------------------------------------------------------------------------------------------------------
                                                          ASSETS
----------------------------------------------------------------------------------------------------------------------------
Current assets:
   Cash and cash equivalents                                                                      57,529             31,976
   Restricted cash                                                                                27,538             13,461
   Accounts receivable                                                                            62,030             33,399
   Prepaid expenses and other                                                                      9,124              7,984
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 156,221             86,820
----------------------------------------------------------------------------------------------------------------------------
Real estate properties and fixed assets, net                                                     546,720            568,265
----------------------------------------------------------------------------------------------------------------------------
Other assets, net                                                                                115,962            117,561
----------------------------------------------------------------------------------------------------------------------------
Future tax assets                                                                                  8,600              8,393
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 827,503            781,039
============================================================================================================================
                                           LIABILITIES AND SHAREHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------
Current liabilities:
   Bank indebtedness                                                                                   -              7,609
   Accounts payable and other liabilities                                                         83,418             64,847
   Income taxes payable                                                                           16,434              1,111
   Long-term debt due within one year                                                             12,538             12,754
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 112,390             86,321
----------------------------------------------------------------------------------------------------------------------------
Long-term debt                                                                                    72,795             63,343
----------------------------------------------------------------------------------------------------------------------------
Other long-term liabilities                                                                          257                234
----------------------------------------------------------------------------------------------------------------------------
Future tax liabilities                                                                            86,619             89,353
----------------------------------------------------------------------------------------------------------------------------
Shareholders' equity:
Capital stock issued and outstanding -
   Class A Subordinated Voting Stock                                                             101,337            100,770
   Exchangeable Shares                                                                            57,410             57,937
   Class B Stock                                                                                 394,094            394,094
Contributed surplus                                                                                1,352              1,352
Retained earnings (deficit)                                                                       20,478            (1,990)
Accumulated comprehensive loss                                                                  (19,229)           (10,375)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 555,442            541,788
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 827,503            781,039
============================================================================================================================

Notes:
------

1. In the opinion of management, the unaudited interim consolidated financial statements reflect all adjustments, which consist only of normal and recurring adjustments, necessary to present fairly the financial position at March 31, 2001 and the results of operations and cash flows for the three month period ended March 31, 2001.

2. Effective October 1, 2000, the Company changed its method of accounting for revenue recognition in accordance with Staff Accounting Bulletin (SAB) No. 101, Revenue Recognition in Financial Statements and guidance provided by EITF 99-19 Recording Revenue Gross as a Principal versus Net as an Agent. Previously the Company recorded its wagering revenue net of "purses, stakes and awards" and "pari-mutuel wagering taxes". Under the new accounting method adopted during the fourth quarter of 2000, the Company now recognizes revenue gross of "purses, stakes and awards" and "pari-mutuel wagering taxes". The costs relating to these amounts are shown as "Purses, awards and other" in the accompanying income statement. In accordance with SAB 101 guidance, all prior period income statements have been retroactively reclassified to comply with the new accounting method.

3. The following table presents the number of Class A Subordinate Voting Stock, Class B Stock and Exchangeable Shares outstanding at March 31, 2001 (in thousands):

         Class A Subordinate Voting Stock            14,272
         Class B Stock                               58,466
         Exchangeable Shares                          7,736
                                                     -------
                                                     80,474
                                                     =======

4.  The Company's segmented results of operations are as follows (in thousands):


                        Three months ended March 31, 2001

                                                            Racetrack   Real Estate
                                                           Operations   Operations        Total
-------------------------------------------------------------------------------------------------
Revenue                                                  $ 214,915     $  29,611     $ 244,526
-------------------------------------------------------------------------------------------------
Income before income taxes                               $  25,875     $  11,993    $   37,868
-------------------------------------------------------------------------------------------------

Real estate properties and fixed asset
   net additions (disposals)                             $   1,820     $ (11,709)   $   (9,889)
-------------------------------------------------------------------------------------------------



                        Three months ended March 31, 2000

                                                            Racetrack   Real Estate
                                                           Operations   Operations        Total
-------------------------------------------------------------------------------------------------
Revenue                                                  $ 182,768    $    3,700     $ 186,468
-------------------------------------------------------------------------------------------------

Income (loss) before income taxes                       $   21,499   $      (341)    $  21,158
-------------------------------------------------------------------------------------------------
Real estate properties and fixed asset
   net additions                                       $     1,564   $       822   $     2,386
-------------------------------------------------------------------------------------------------

5. On April 5, 2001 the Company completed the previously announced agreement with Ladbroke Racing Corp. and one of its subsidiaries (collectively "LRC") to acquire LRC's account wagering operations, The Meadows harness track, four off-track betting facilities and an 18.3% interest in The Racing Network. In accordance with the terms of the agreement, one-half of the $53 million purchase price was paid in cash, one-quarter was satisfied by the issuance of 3,178,297 shares of Class A Subordinate Voting Stock of the Company and one-quarter was satisfied through the issuance of a promissory note which is payable in two equal installments on the first and second anniversaries of closing, and bears interest at 6% per annum.